UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number:  811-21345

                               NORCAP FUNDS, INC.
               (Exact name of registrant as specified in charter)

                        8010 EXCELSIOR DRIVE, SUITE 300
                               MADISON, WI 53717
              (Address of principal executive offices) (Zip code)

                                DANIEL T. MURPHY
                               NORCAP FUND, INC.
                        8010 EXCELSIOR DRIVE, SUITE 300
                               MADISON, WI 53717
                    (Name and address of agent for service)

                                 (608) 831-8018
               Registrant's telephone number, including area code

Date of fiscal year end: JUNE 30
                         -------

Date of reporting period:  DECEMBER 31, 2005
                           -----------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                               NORCAP FUNDS, INC.

                               NORCAP GROWTH FUND

                               SEMIANNUAL REPORT

                               December 31, 2005

Dear Fellow Shareholder,

The end of the year is always a time for reflection, and in that spirit, we thought it would be useful to look back and compare our original expectations for the economy and the markets in 2005 to what actually occurred and the effect on the NorCap Growth Fund (the "Fund"). We hope this will provide additional perspective on our portfolio positioning and how those decisions impacted our investment performance in 2005.

  OUR EXPECTATIONS FOR 2005:
  --------------------------

  OIL PRICES: We believed oil prices would trend lower in 2005 to more sustainable levels (around $40 per barrel) and expected equities would respond favorably. Recall that after peaking around $55 per barrel in early October 2004, oil prices moved lower through year-end 2004, and we expected this trend to continue in 2005.

  GDP GROWTH AND CORPORATE EARNINGS: We believed GDP growth would be in the 3-4% range, inflation would remain controlled, longer-term interest rates would be up just modestly and corporate earnings would grow at 10%. These assumptions were all expected to provide a nice backdrop for a strong stock market in 2005.

  SEGMENTS WITHIN THE STOCK MARKET: Despite five years of underperformance by large-cap growth stocks, we expected the larger multinational companies to be among the best performers during 2005. History tells us that large divergences in performance within specific segments of the market are not sustainable as relative valuations become extended and investors eventually seek out more attractively priced stocks. Resulting from double-digit earnings growth and strong balance sheets, the larger-cap growth stocks were trading near the most compelling relative valuation levels that we have seen in the last 25 years.

  WHAT ACTUALLY HAPPENED IN 2005:
  -------------------------------

  Global demand for oil was not impacted as we expected by the higher prices and an unprecedented hurricane season severely disrupted our domestic energy supply. The result was oil prices climbing from the mid $40's/barrel to over $60/barrel by year-end 2005. The higher oil prices didn't have much impact on the economy or corporate earnings growth as both reached or exceeded our expectations.

  The stock market was impacted however, as we did not experience the rotation in leadership to the larger more growth oriented companies. Instead, investors flocked to companies that were benefiting from the increase in energy and other commodity prices along with those with exposure to higher real estate valuations.

2005 PERFORMANCE REVIEW

2005 was a year where economic growth was strong, longer-term interest rates didn't go up significantly, earnings grew faster than expected and corporate mergers and acquisition activity was robust. Despite all these positive developments, the major bond and stock indices experienced only modest gains. The main culprit was energy prices, with oil up over 50% and natural gas up 100%. The only segments of the market that experienced meaningful gains were those with heavy exposure to energy and utilities companies.

                                              AVERAGE TOTAL RETURN
                                              --------------------
                                 SIX MONTHS   LAST 12 MONTHS   SINCE INCEPTION
                                  06/30/05-      12/31/04-         8/29/03-
                                  12/31/05       12/31/05          12/31/05
                                 ----------   --------------   ---------------
   NORCAP GROWTH FUND               3.38%         -1.26%            4.68%
   Russell 1000 Growth Index        7.11%          5.26%            9.15%
   S&P 500 Index                    5.76%          4.90%           11.75%

Note: Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-5NORCAP or visiting www.norcap.com. Average total returns include reinvestment of dividends and capital gains. You should consider the Fund's investment objectives, risks, charges and expenses carefully before you invest. The Fund's prospectus, which can be obtained by calling 1-866-5NORCAP, contains this and other information about the Fund. Read the prospectus carefully before you invest or send money.

As the table shows, our Fund underperformed the benchmarks for the reasons noted above, namely, (i) we were positioned to take advantage of the typical late cycle transition to larger-capitalization companies, (ii) we had anticipated a rotation in favor of growth stocks which have lagged the market for the past six years, and (iii) we were reducing our exposure to companies whose earnings would be impacted by lower energy prices. There was a brief period early in 2005 where we appeared to be correctly positioned; however, that optimism faded as one of the worst hurricane seasons on record devastated the Gulf States. These hurricanes drove energy prices significantly higher further encouraging investors to remain focused on energy and related cyclical companies.

EQUITY PORTFOLIO CHARACTERISTICS

While we are obviously disappointed by our investment performance, we were pleased by the strong underlying fundamentals of our holdings. Many of the companies the Fund invested in grew earnings by almost 30% over the last two years. We remain optimistic about the return potential of our portfolio based on the combination of continued strong growth prospects and low valuation levels.

   o Average earnings growth was in excess of 15% during 2005
   o Earnings growth is expected to be greater than 10% in 2006
   o The portfolio P/E ratio is the lowest it has been in over 10 years
   o Balance sheet quality is at historically high levels

          NORCAP GROWTH FUND PORTFOLIO CHARACTERISTICS - JANUARY 2006

                                     NORCAP GROWTH    RUSSELL 1000    S&P 500
                                         FUND         GROWTH INDEX     INDEX
                                     -------------    ------------    -------
Growth
   Est 3-5Yr EPS Growth                  14.8%           13.9%         11.3%
   Hist 3Yr EPS Growth                   20.0%           19.0%         17.9%
   Hist 3Yr Sales Growth                 12.2%           11.0%          7.7%
Valuation
   2005 P/E Ratio                        20.4            20.3          16.0
   2006 P/E Ratio                        17.9            17.7          14.3
   Price / Cash Flow                     14.7            12.6          10.1
   Price / Book Value                     3.8             3.2           2.8
Size / Risk
   Market Cap - Weighted Avg
     (in thousands)                     $90,495         $76,746       $87,379
   Market Cap - Weighted Median
     (in thousands)                     $57,855         $44,972       $51,995
   Beta                                   0.96            1.01          1.00

The Fund continues to have better growth characteristics than the benchmarks from both a revenue and earnings growth perspective. Despite these superior growth characteristics, the P/E is roughly the same as the benchmarks. The Fund's weighted-average market capitalization is currently higher than the benchmarks, reflecting the fact that we are finding significant opportunities among the largest growth companies.

LARGEST HOLDINGS AS OF 12/31/05

     Name                            Ticker          Position Size
     ----                            ------          -------------
     General Electric                  GE                 5.0%
     Microsoft                        MSFT                4.7%
     Cisco Systems                    CSCO                4.0%
     Intel                            INTC                3.7%
     Citigroup                         C                  3.0%
     Medtronic                        MDT                 3.0%
     Eli Lilly & Co.                  LLY                 2.8%
     PepsiCo                          PEP                 2.6%
     Dell                             DELL                2.6%
     Target                           TGT                 2.6%

OUTLOOK & SUMMARY: It might appear we are just being stubborn in our views, despite evidence that our expectations have not yet proved correct. We want to assure you that we remain open minded to making whatever changes are necessary to improve our investment process. Recall that our guiding principle in making investments is to avoid the temptation of short-term trends and remain disciplined. We believe this leads to value-added returns by investing in the best companies when their valuations are relatively attractive. This approach has served us well over the past 25 years of managing money for institutional clients.

It has not, however, worked over the last two years, as we have been too early in positioning the Fund for a rotation that appears to have been twice delayed by surprisingly high energy prices. While there is nothing we can do about the mistakes of the past, we certainly are working hard to avoid them in the future. Our supply/demand analysis of the global energy markets continues to give us confidence that energy prices are likely to head lower this year - bolstered by recent reports of high and growing inventory levels of crude oil across the globe.

We believe that we own the right portfolio for this environment. Slower consumer spending and higher short-term rates will likely bring 2006 GDP growth down to around 2-3%. We expect capital spending growth to remain strong, fueled by large cash balances and strong corporate profit growth again in 2006. These factors should lead to reduced earnings growth for companies, which, in turn, should finally lead investors back to mid- and large-cap growth stocks. These stocks are not only less cyclically sensitive, but are also significantly more attractive than other areas of the markets from a valuation standpoint.

We thank you for your continued patience and for your support of the NorCap Growth Fund. If you have any questions or comments, please feel free to call our customer service line at 1-866-5NORCAP.

Sincerely,

/s/Daniel T. Murphy       /s/Brian A. Hellmer           /s/Stephen L. Hawk

Daniel T. Murphy, CFA     Brian A. Hellmer, CFA         Stephen L. Hawk, Ph. D.
President and Chief       Director of Research          Chairman and Chief
Investment Officer                                      Executive Officer
dan.murphy@norcap.com     brian.hellmer@norcap.com      steve.hawk@norcap.com

MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

SHORT-TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF THE FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON PAST PERFORMANCE.

MID-CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES. GROWTH STOCKS TYPICALLY ARE MORE VOLATILE THAN VALUE STOCKS; HOWEVER, VALUE STOCKS HAVE A LOWER EXPECTED GROWTH RATE IN EARNINGS AND SALES.

The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Russell 1000 Growth Index is an unmanaged index generally representative of large capitalization U.S. growth companies. These indices do not reflect management fees, brokerage fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

The P/E ratio is a common measure of stock valuation. The P/E ratio is equal to a stock's price per share divided by its earnings per share. The higher the P/E ratio, the greater the expectations for a company's future growth in earnings.

The Price/Book Value is another common measure of stock valuation. The Price/Book Value ratio is the stock's price per share divided by its book value per share. The higher the Price/Book Value ratio, the more the market is willing to pay for each dollar of book value.

The Price/Cash Flow ratio is another measure of stock valuation. The Price/Cash Flow ratio is equal to the stock's price divided by its cash flow (earnings before interest, depreciation, amortization, and taxes) per share. The higher the Price/Cash Flow ratio, the more the market is willing to pay for each dollar of cash flow.

Earnings Per Share is a company's total earnings divided by the number of shares outstanding.

Beta is a measure of the magnitude of a portfolio's fluctuation in share price in relation to the fluctuation of the overall market.

ADDITIONAL INFORMATION ON FUND EXPENSES
FOR THE SIX MONTHS ENDED DECEMBER 31, 2005

As a shareholder of the NorCap Growth Fund (the "Fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/05 - 12/31/05).

ACTUAL EXPENSES

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. The Fund's transfer agent charges a $15.00 fee if redemption proceeds are wired to a commercial bank, a $25.00 fee if a check does not clear due to lack of funds, and $25.00 for stop payment orders. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about account values based on a hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                             Beginning      Ending           Expenses Paid
                               Value         Value         During the Period
                              07/1/05      12/31/05     07/1/05 - 12/31/05*<F1>
                             ---------     --------     -----------------------
Actual                       $1,000.00     $1,033.80             $4.10
Hypothetical (5% annual
  return before expenses)    $1,000.00     $1,021.17             $4.08

*<F1> Expenses are equal to the Fund's annualized expense ratio of 0.80% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

SECTOR ALLOCATION OF PORTFOLIO HOLDINGS
DECEMBER 31, 2005

Percentages represent market value as a percentage of market value of the Fund's long-term investments.

Consumer Staples                            10.47%
Health Care                                 20.71%
Consumer Discretionary                       9.31%
Information Technology                      28.08%
Telecommunication & Media                   11.61%
Energy                                       1.21%
Industrials                                  9.76%
Financials                                   7.67%
Materials                                    1.18%

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005 (UNAUDITED)

  SHARES                                                              VALUE
  ------                                                              -----
             COMMON STOCKS - 98.65%

             BIOTECHNOLOGY - 6.54%
    5,675    Amgen Inc.*<F2>                                       $   447,530
   15,550    Boston Scientific Corporation*<F2>                        380,819
    2,850    Genzyme Corporation*<F2>                                  201,723
    5,350    Gilead Sciences, Inc.*<F2>                                281,571
                                                                   -----------
                                                                     1,311,643
                                                                   -----------

             BUSINESS SERVICES - 3.89%
    7,800    Cintas Corporation                                        321,204
   10,650    First Data Corporation                                    458,056
                                                                   -----------
                                                                       779,260
                                                                   -----------

             COMPUTERS & PERIPHERALS - 5.08%
   17,291    Dell, Inc.*<F2>                                           518,557
   36,750    EMC Corporation*<F2>                                      500,535
                                                                   -----------
                                                                     1,019,092
                                                                   -----------

             COSMETICS & TOILETRIES - 4.04%
    7,625    Colgate-Palmolive Company                                 418,231
    6,775    The Procter & Gamble Company                              392,137
                                                                   -----------
                                                                       810,368
                                                                   -----------

             DIVERSIFIED MANUFACTURING - 1.88%
   13,050    Tyco International Ltd. f<F3>                             376,623
                                                                   -----------

             E-COMMERCE - 2.00%
    9,250    eBay, Inc.*<F2>                                           400,063
                                                                   -----------

             ELECTRONICS - 2.47%
   13,325    Jabil Circuit, Inc.*<F2>                                  494,224
                                                                   -----------

             FINANCIAL SERVICES - 5.28%
   12,500    Citigroup, Inc.                                           606,625
    2,000    The Goldman Sachs Group, Inc.                             255,420
    2,275    The Hartford Financial Services Group, Inc.               195,400
                                                                   -----------
                                                                     1,057,445
                                                                   -----------

             FOOD & BEVERAGES - 4.39%
    8,900    PepsiCo, Inc.                                             525,812
   11,400    Sysco Corporation                                         353,970
                                                                   -----------
                                                                       879,782
                                                                   -----------

             HEALTH CARE SERVICES & PRODUCTS - 9.95%
    5,475    Johnson & Johnson                                         329,047
   10,300    Medtronic, Inc.                                           592,971
    4,800    Quest Diagnostics Incorporated                            247,104
    8,600    Stryker Corporation                                       382,098
    7,125    UnitedHealth Group, Inc.                                  442,748
                                                                   -----------
                                                                     1,993,968
                                                                   -----------

             HOUSEHOLD DURABLES - 1.45%
    2,975    Harman International Industries, Incorporated             291,104
                                                                   -----------

             INTERNET SOFTWARE & SERVICES - 2.24%
   11,450    Yahoo!, Inc.*<F2>                                         448,611
                                                                   -----------

             LEISURE & GAMING - 1.84%
    6,900    Carnival Corporation f<F3>                                368,943
                                                                   -----------

             MULTI-INDUSTRY - 4.96%
   28,375    General Electric Company                                  994,544
                                                                   -----------

             MULTI-MEDIA - 5.90%
   16,750    Comcast Corporation - Class A*<F2>                        434,830
   25,700    News Corporation - Class B                                426,877
   10,900    Univision Communications, Inc. - Class A*<F2>             320,351
                                                                   -----------
                                                                     1,182,058
                                                                   -----------

             NETWORKING PRODUCTS - 3.97%
   46,450    Cisco Systems, Inc.*<F2>                                  795,224
                                                                   -----------

             OIL & GAS - 2.36%
    4,275    Exxon Mobil Corporation                                   240,127
    4,400    Praxair, Inc.                                             233,024
                                                                   -----------
                                                                       473,151
                                                                   -----------

             PHARMACEUTICALS - 3.93%
    2,150    Allergan, Inc.                                            232,114
    9,825    Eli Lilly & Company                                       555,997
                                                                   -----------
                                                                       788,111
                                                                   -----------

             RETAIL - 7.79%
    7,975    Kohl's Corporation*<F2>                                   387,585
    4,200    Lowe's Companies, Inc.                                    279,972
    9,325    Target Corporation                                        512,595
    8,600    Walgreen Co.                                              380,636
                                                                   -----------
                                                                     1,560,788
                                                                   -----------

             SEMICONDUCTORS - 5.18%
   29,850    Intel Corporation                                         745,056
    8,100    Linear Technology Corporation                             292,167
                                                                   -----------
                                                                     1,037,223
                                                                   -----------

             SOFTWARE - 8.36%
    7,150    Adobe Systems Incorporated                                264,264
   35,800    Microsoft Corporation                                     936,170
   38,950    Oracle Corporation*<F2>                                   475,579
                                                                   -----------
                                                                     1,676,013
                                                                   -----------

             TELECOMMUNICATIONS - 3.97%
   12,675    Juniper Networks, Inc.*<F2>                               282,653
    5,750    QUALCOMM, Inc.                                            247,710
   11,365    Sprint Nextel Corporation                                 265,486
                                                                   -----------
                                                                       795,849
                                                                   -----------

             TRANSPORTATION - RAIL - 1.18%
    5,300    Norfolk Southern Corporation                              237,599
                                                                   -----------
             TOTAL COMMON STOCKS
               (Cost $18,698,590)                                   19,771,686
                                                                   -----------

             WARRANTS & RIGHTS - 0.00%
    5,475    Seagate Technology, Inc. Tax Refund Rights1<F4>                 0
                                                                   -----------
             TOTAL WARRANTS & RIGHTS
               (Cost $0)                                                     0
                                                                   -----------

PRINCIPAL
  AMOUNT
---------
             SHORT TERM INVESTMENTS - 0.91%

             VARIABLE RATE DEMAND NOTES - 0.91%
 $182,112    American Family Financial
               Services, Inc., 4.025%                                  182,112
                                                                   -----------
             TOTAL SHORT TERM INVESTMENTS
               (Cost $182,112)                                         182,112
                                                                   -----------
             TOTAL INVESTMENTS - 99.56%
               (Cost $18,880,702)                                   19,953,798
                                                                   -----------
             Other Assets in Excess of Liabilities - 0.44%              87,979
                                                                   -----------
             TOTAL NET ASSETS - 100.00%                            $20,041,777
                                                                   -----------
                                                                   -----------

*<F2>  Non Income Producing
f<F3> Securities of foreign issuers held by the Fund are dollar-denominated and traded on the New York Stock Exchange.
1<F4>  Illiquid Security

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005 (UNAUDITED)

ASSETS:
   Investments at value (cost $18,880,702)                         $19,953,798
   Receivable for investments sold                                     237,308
   Receivable for Fund shares purchased in connection
     with the reinvestment of dividends and distributions              184,667
   Interest and dividend receivable                                     14,962
   Receivable from adviser                                              12,235
   Other assets                                                         25,299
                                                                   -----------
      Total Assets                                                  20,428,269
                                                                   -----------

LIABILITIES:
   Payable for investments purchased                                   154,726
   Payable for dividends and distributions
     to current shareholders                                           191,395
   Accrued expenses and other liabilities                               40,371
                                                                   -----------
      Total Liabilities                                                386,492
                                                                   -----------
NET ASSETS                                                         $20,041,777
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
   Shares of beneficial interest                                   $19,015,008
   Undistributed net investment income                                   1,384
   Accumulated net realized loss on investments                        (47,711)
   Net unrealized appreciation on investments                        1,073,096
                                                                   -----------
      Net Assets                                                   $20,041,777
                                                                   -----------
                                                                   -----------
   Shares outstanding of beneficial interest
     (unlimited shares, $0.01 par value)                             1,868,985
   Net asset value, redemption price
     and offering price per share                                  $     10.72
                                                                   -----------
                                                                   -----------

                       See notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 (UNAUDITED)

INVESTMENT INCOME:
   Dividends                                                          $109,400
   Interest                                                              4,223
                                                                      --------
                                                                       113,623
                                                                      --------

EXPENSES:
   Investment advisory fees                                             86,387
   Fund administration and accounting fees                              37,418
   Federal and state registration fees                                   4,044
   Shareholder servicing fees                                           18,626
   Professional fees                                                    39,114
   Custody fees                                                          6,948
   Reports to shareholders                                               3,680
   Directors' fees and expenses                                          2,994
   Other expenses                                                        5,562
                                                                      --------
      Total expenses before waiver and reimbursement                   204,773
      Waiver and reimbursement of expenses by Adviser                 (118,386)
                                                                      --------
      Net expenses                                                      86,387
                                                                      --------
      NET INVESTMENT INCOME                                             27,236
                                                                      --------

REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
   Net realized gain on investments                                    568,763
   Change in net unrealized
     appreciation/depreciation on investments                           52,226
                                                                      --------
   Net realized and unrealized gain on Investments                     620,989
                                                                      --------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $648,225
                                                                      --------
                                                                      --------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                           SIX MONTHS
                                                             ENDED             YEAR ENDED
                                                          DECEMBER 31,          JUNE 30,
                                                              2005                2005
                                                          ------------         ----------
                                                          (UNAUDITED)

OPERATIONS:
   Net investment income                                   $    27,236         $   151,624
   Net realized gain (loss) on investments                     568,763            (597,790)
   Change in net unrealized
   appreciation/depreciation on investments                     52,226            (331,365)
                                                           -----------         -----------
       Net increase(decrease) in net assets
         resulting from operations                             648,225            (777,531)
                                                           -----------         -----------

DISTRIBUTIONS:
   Distributions from net investment income                   (177,525)             (7,386)
   Distributions from net realized
     gain on investments                                       (13,869)           (609,964)
                                                           -----------         -----------
                                                              (191,394)           (617,350)
                                                           -----------         -----------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease) in net assets resulting
     from capital share transactions (Note 4)               (2,627,099)            958,889
                                                           -----------         -----------
       Total Decrease in Net Assets                         (2,170,268)           (435,992)
                                                           -----------         -----------

NET ASSETS:
   Beginning of period                                      22,212,045          22,648,037
                                                           -----------         -----------
   End of period (includes undistributed
     net investment income of $1,384
     and $151,673, respectively)                           $20,041,777         $22,212,045
                                                           -----------         -----------
                                                           -----------         -----------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                                              PERIOD
                                                                                      AUGUST 29, 2003(1)<F5>
                                               SIX MONTHS ENDED       YEAR ENDED              THROUGH
                                              DECEMBER 31, 2005     JUNE 30, 2005          JUNE 30, 2004
                                              -----------------     -------------     ----------------------
                                                 (UNAUDITED)

PER SHARE DATA:
Net Asset Value, Beginning of Period                $10.47              $11.14                $10.00
                                                    ------              ------                ------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income                                 0.01                0.07                  0.01
Net realized and unrealized
  gain on investments                                 0.34               (0.44)                 1.14
                                                    ------              ------                ------
Total Income from
  Investment Operations                               0.35               (0.37)                 1.15
                                                    ------              ------                ------
LESS DISTRIBUTIONS:
Dividends from
  net investment income                              (0.09)              (0.00)                (0.00)
Distributions from net capital gains                 (0.01)              (0.30)                (0.01)
                                                    ------              ------                ------
Total dividends and distributions                    (0.10)              (0.30)                (0.01)
                                                    ------              ------                ------
Net Asset Value, End of Period                      $10.72              $10.47                $11.14
                                                    ------              ------                ------
                                                    ------              ------                ------
Total Return                                         3.38%(2)<F6>      (3.39)%                11.49%(2)<F6>

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period                      $22,041,777         $22,212,045           $22,648,037
Ratio of expenses to average
  net assets before waivers and
  reimbursements by Adviser                          1.90%(3)<F7>        1.81%                 2.12%(3)<F7>
Ratio of expenses to average
  net assets after waivers and
  reimbursements by Adviser                          0.80%(3)<F7>        0.80%                 0.80%(3)<F7>
Ratio of net investment loss
  to average net assets before
  reimbursement by Adviser                         (0.85)%(3)<F7>      (0.32)%               (1.23)%(3)<F7>
Ratio of net investment income
  to average net assets after
  reimbursement by Adviser                           0.25%(3)<F7>        0.69%                 0.09%(3)<F7>
Portfolio turnover rate                             45.78%(2)<F6>       63.68%                80.79%(2)<F6>

(1)<F5>   Commencement of operations.
(2)<F6>   Not Annualized.
(3)<F7>   Annualized.

                       See notes to financial statements.

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005 (UNAUDITED)

NOTE 1 - DESCRIPTION OF THE FUND

NorCap Funds, Inc. (the "Company"), was organized as a Wisconsin corporation on May 12, 2003, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is authorized to issue an indefinite number of $0.01 par value shares of common stock in series and classes. The Company currently offers one series of shares: the NorCap Growth Fund (the "Fund"). The investment objective of the Fund is long-term capital appreciation. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on July 15, 2003 to its initial investor. The Fund commenced operations on August 29, 2003.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.

   (a) Investment Valuation - Investment securities are stated at value. Securities traded on a national securities exchange are valued at their market value determined by their last sales price in the principal market in which these securities are normally traded, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked and bid prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked and bid prices is used. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Any security for which market quotations are not readily available are valued at their fair value as determined in good faith by Northern Capital Management, LLC, the investment adviser to the Fund, pursuant to guidelines established by the Board of Directors. Factors to be considered under the guidelines include (a) information as to any transactions or offers with respect to the security, (b) the price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies, and (c) other relevant matters. The Adviser is authorized to make all determinations regarding the fair value of securities and reports those determinations to the Board of Directors.

   (b) Income Recognition - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

   (c) Securities Transactions - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined using the high cost method.

   (d) Distributions to Shareholders - The Fund records distributions to shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and distributed at least annually. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

        Tax components of the dividends paid during the year ended June 30, 2005 are as follows:

                 ORDINARY INCOME           LONG-TERM CAPITAL GAINS
                 ---------------           -----------------------
                     $617,351                      $     --

        Tax components of the dividends paid during the six months ended December 31, 2005.

                 ORDINARY INCOME           LONG-TERM CAPITAL GAINS
                 ---------------           -----------------------
                     $177,525                      $13,869

   (e) Federal Income Taxes - The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of the Fund's taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

   (f) Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - CAPITAL SHARE TRANSACTIONS

At December 31, 2005, there were unlimited shares authorized with a par value of $0.01. Transactions in shares of the Fund were as follows:

                                      FOR THE SIX MONTHS ENDED
                                         DECEMBER 31, 2005
                                     --------------------------
                                     SHARES              AMOUNT
                                     ------              ------
   Sales                               56,076         $   605,348
   Reinvestments                       17,227             184,666
   Redemptions                       (325,635)         (3,417,113)
                                    ---------         -----------
   Net Decrease                      (252,332)        $(2,627,099)
                                    ---------         -----------
                                    ---------         -----------
   Shares Outstanding:
       Beginning of period          2,121,317
                                    ---------
       End of period                1,868,985
                                    ---------
                                    ---------

                                         FOR THE YEAR ENDED
                                           JUNE 30, 2005
                                     --------------------------
                                     SHARES              AMOUNT
                                     ------              ------
   Sales                              357,263         $ 3,791,036
   Reinvestments                       54,886             602,650
   Redemptions                       (323,146)         (3,434,797)
                                    ---------         -----------
   Net Increase                        89,003         $   958,889
                                    ---------         -----------
                                    ---------         -----------
   Shares Outstanding:
       Beginning of period          2,032,314
                                    ---------
       End of period                2,121,317
                                    ---------
                                    ---------

NOTE 4 - INVESTMENT TRANSACTIONS

For the six months ended December 31, 2005, purchases and sales of investment securities (excluding short-term investments) for the Fund were $9,583,573 and $12,452,185, respectively. The Fund did not purchase U.S. Government securities as a part of its investment strategy during the six months ended December 31, 2005.

As of June 30, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

   Cost of investments                                     $21,630,499
                                                           -----------
                                                           -----------
   Gross unrealized appreciation                             1,925,535
   Gross unrealized depreciation                              (923,082)
                                                           -----------
   Net unrealized appreciation                             $ 1,002,453
                                                           -----------
                                                           -----------
   Undistributed ordinary income                           $   150,381
   Undistributed long-term capital gain                             --
                                                           -----------
   Total distributable earnings                            $   150,381
                                                           -----------
                                                           -----------
   Other accumulated losses                                $  (582,896)
                                                           -----------
   Total accumulated earnings                              $   569,938
                                                           -----------
                                                           -----------

The primary difference between the cost amount for book purposes and tax purposes relates to deferred wash sale losses.

At June 30, 2005, the Fund had an accumulated net realized capital loss carryover of $144,640 which expires in 2013. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover for the Fund. In addition the Fund realized, on a tax basis, post-October losses through June 30, 2005 of $438,256, which are not recognized for tax purposes until the first day of the following fiscal year.

NOTE 5 - INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Company has an Investment Advisory Agreement (the "Agreement") with Northern Capital Management, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Company, on behalf of the Fund, compensates the Adviser for its management services based on an annual rate of 0.80% of the Fund's average daily net assets.

The Adviser has contractually agreed to waive all or part of its advisor fee and/or absorb the Fund's other expenses, including organization expenses, to the extent necessary to ensure that the Fund's operating expenses do not exceed 0.80% of its average daily net assets. This fee cap agreement will expire on June 30, 2007.

To the extent that the Adviser has deferred or absorbed expenses, it may seek payment of such deferred fees or reimbursement of such absorbed expenses for three years after the year in which fees were deferred or expenses were absorbed. The Fund will seek no such payment or reimbursement, however, if the Fund's total operating expenses exceed 0.80%.

The Fund incurred $34,350 in connection with its organization and initial public offering of shares. These expenses were advanced by the Adviser, and the Adviser has agreed to reimburse the Fund for these expenses subject to potential recovery. Reimbursed/absorbed expenses subject to potential recovery by year of expiration are as follows:

            June 30, 2007     $250,280
            June 30, 2008     $221,822

Under the current fee structure where the operating expenses are capped at 0.80%, the Adviser will not be able to recover these expenses.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

NOTE 6 - SUBSEQUENT EVENT

On January 26, 2006, the Board of Directors of NorCap Funds, Inc. (the "Corporation") determined to close its only series, the NorCap Growth Fund, to new investments as of March 1, 2006, and to liquidate the Fund as of March 31, 2006, and dissolve the corporation as soon as practicable thereafter.

After March 1, 2006, shareholders will not be permitted to purchase additional Fund shares (except purchases made through the reinvestment of dividends, if any, and except as determined by the Board in special circumstances). Any shareholder who has not redeemed their shares of the Fund prior to March 31, 2006 will receive a check representing the shareholder's proportionate interest in the net assets of the Fund as of March 31, 2006.

NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current prospectus, other factors bearing on these reports include the accuracy of the Adviser's forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser to implement its strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

PROXY VOTING

A description of theFund's proxy voting policies and procedures relating to the holdings of the Fund is available, without charge and upon request, by calling 1-866-5NORCAP or by accessing the SEC's website at www.sec.gov.

The actual voting records relating to the Fund's portfolio securities during the twelve month period ended June 30, 2005 (as filed with the SEC on Form N-PX) are available without charge and upon request by calling 1-800-5NORCAP or by accessing the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files complete schedules of portfolio holdings for the Fund's first and third fiscal quarters with the SEC on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-5NORCAP or by accessing the SEC's website at www.sec.gov. The Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DIRECTORS

Daniel T. Murphy
Paul A. Perry
John R. Walsh
Christopher M. Miller
Jeffrey L. Bernstein

OFFICERS

Daniel T. Murphy,
  Chairman and President
Paul A. Perry, Vice President
Brian A. Hellmer, Secretary
Sarah M. Lucas, Treasurer and Chief
  Compliance Officer

INVESTMENT ADVISER

NORTHERN CAPITAL
  MANAGEMENT, LLC
8010 Excelsior Drive, Suite 300
Madison, Wisconsin  53717

CUSTODIAN

U.S. BANK, N.A.
425 Walnut Street
Cincinnati, Ohio  45202

DISTRIBUTOR

QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

TRANSFER AGENT

U.S. BANCORP FUND SERVICES, LLC
For overnight deliveries, use:
NorCap Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin  53202

For regular mail deliveries, use:
NorCap Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois  60606

LEGAL COUNSEL

GODFREY & KAHN, S.C.
780 North Water Street
Milwaukee, Wisconsin  53202

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days prior to the filing date of this Form N-CSR, the Registrant's President and Treasurer have concluded that the disclosure controls and procedures are effective.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)   NorCap Funds, Inc.
                  ---------------------------

     By (Signature and Title)  /s/ Daniel T. Murphy
                              ------------------------------
                              Daniel T. Murphy, President

     Date  March 13, 2006
           ------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)  /s/ Daniel T. Murphy
                               -----------------------------
                               Daniel T. Murphy, President

     Date  March 13, 2006
           ------------------------

     By (Signature and Title)  /s/Sarah M. Lucas
                              ------------------------------
                               Sarah M. Lucas, Treasurer

     Date  March 13, 2006
           ------------------------